UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

MEREO BIOPHARMA GROUP PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38452	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4th Floor, One Cavendish Place,

London, W1G 0QF

United Kingdom

(Address of principal executive offices, including zip code)

+44-333-023-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing five Ordinary Shares, par value £0.003 per share	MREO	The Nasdaq Stock Market LLC
Ordinary Shares, nominal value £0.003 per share*	*	The Nasdaq Stock Market LLC

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure.

On June 11, 2024, Ultragenyx Pharmaceutical Inc. (NASDAQ: RARE) (“Ultragenyx”) and Mereo BioPharma Group plc (“Mereo” or the “Company”) issued a press release announcing the interim data from the Phase 2 portion of the Phase 2/3 Orbit study. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Item 8.01	Other Events.

As noted in in Item 7.01 above, on June 11, 2024, Ultragenyx and the Company announced positive 14-month results from the Phase 2 portion of the ongoing Phase 2/3 Orbit study (NCT05125809) demonstrating that, as of a May 24, 2024 data cut-off date, treatment with setrusumab (UX143) continued to significantly reduce incidence of fractures in patients with OI with at least 14 months of follow-up. Treatment with setrusumab also resulted in ongoing and meaningful improvements in lumbar spine bone mineral density (BMD) at month 12 without evidence of plateau.

The large reduction in annualized radiologically confirmed fracture rate previously reported in patients treated for a minimum of 6 months was sustained in patients treated for at least 14 months with a high degree of significance. The median annualized rate of radiologically confirmed fractures across all 24 patients in the 2 years prior to treatment was 0.72. Following a mean treatment duration period of 16 months, the median annualized fracture rate was reduced 67% to 0.00 (p=0.0014; n=24). The annualized fracture rate excluded morphometric vertebral fractures and fractures of the fingers, toes, skull, and face, consistent with the Phase 3 study primary efficacy endpoint.

The reduction in annualized fracture rates was associated with continued, clinically meaningful increases in BMD. Tests conducted at the 12-month timepoint demonstrated that treatment with setrusumab resulted in a mean increase in lumbar spine BMD from baseline of 22% (p<0.0001, n=19) across all age groups (5 to < 26 years old), a further improvement from 14% observed at 6 months of treatment. This increase in BMD is reflected in the change from the mean baseline lumbar spine BMD Z-score of -1.73 to -0.49 at 12 months across all age groups, a substantial normalization in Z-score of +1.25 (p<0.0001, n=18). This is further improved from the mean 6-month Z-score change of +0.85. The improvements in BMD and Z-scores were significant and consistent across all OI sub-types studied.

As of the data cut-off, there were no treatment-related serious adverse events observed in the study. Reported adverse events were generally consistent with those observed in the Asteroid study with infusion-related events and headache determined to be the most common adverse events related to the study drug. As of the data cut-off, there were no reported hypersensitivity reactions related to setrusumab.

More detailed 14-month data will be presented at a future scientific meeting.

Forward Looking Statements

This Report contains “forward-looking statements.” All statements other than statements of historical fact contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements usually relate to future events and anticipated revenues, earnings, cash flows or other aspects of the Company’s operations or operating results. Forward-looking statements are often identified by the words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “may,” “estimate,” “outlook” and similar expressions, including the negative thereof. The absence of these words, however, does not mean that the statements are not forward-looking. These forward-looking statements are based on Mereo’s current expectations, beliefs and assumptions concerning future developments and business conditions and their potential effect on Mereo. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting Mereo will be those that it anticipates. All of Mereo’s forward-looking statements involve known and unknown risks and uncertainties some of which are significant or beyond its control and assumptions that could cause actual results to differ materially from Mereo BioPharma’s historical experience and its present expectations or projections. Such risks and uncertainties include, among others, the uncertainties inherent in the clinical development process; Mereo’s reliance on third parties to conduct and provide funding for its clinical trials; Mereo’s dependence on enrollment of patients in its clinical trials; and Mereo’s dependence on its key executives. You should carefully consider the foregoing factors and the other risks and uncertainties that affect Mereo BioPharma’s business, including those described in the “Risk Factors” section of its latest Annual Report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in Mereo’s subsequent filings with the Securities and Exchange Commission. Mereo wishes to caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Mereo BioPharma undertakes no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated June 11, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 11, 2024

MEREO BIOPHARMA GROUP PLC

By:	/s/ Charles Sermon
Name:	Charles Sermon
Title:	General Counsel